UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 19, 2007
                                                --------------------------------

                            BCAPB LLC Trust 2007-AB1
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                         (Exact name of issuing entity)

                                    BCAP LLC
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              (Exact name of depositor as specified in its charter)

                                Barclays Bank PLC
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               (Exact name of sponsor as specified in its charter)

          Delaware                     333-140720-06              20-3375999
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       (State or other                  (Commission              (IRS Employer
jurisdiction of incorporation           File Number             Identification
        of depositor)                of issuing entity)        No. of depositor)

         200 Park Avenue, New York, New York                       10166
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(Address of principal executive offices of depositor)    (Zip Code of depositor)

Depositor's telephone number, including area code (212) 412-4000

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      On July 19, 2007, BCAP LLC (the "Depositor") caused the issuance of the BCAPB LLC Trust 2007-AB1 Mortgage Pass-Through Certificates, Series 2007-AB1 (the "Certificates"). The Certificates were issued pursuant to a Trust Agreement, dated as of July 1, 2007 (the "Trust Agreement"), by and between the Depositor, as depositor, Wells Fargo Bank, National Association, as custodian, and Deutsche Bank National Trust Company, as trustee. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $546,526,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of July 18, 2007, by and between the Depositor and the Underwriter.

      In connection with the issuance and sale to the Underwriter of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of July 19, 2007.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of July 19, 2007 (included as part of Exhibit 5).

Exhibit 23  Consent of Cadwalader, Wickersham & Taft LLP (included as part of
            Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 19, 2007           BCAP LLC


                              By: /s/ Tom Hamilton
                                  ----------------------------------------------
                                  Name:  Tom Hamilton
                                  Title: President and Chief Executive Officer

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                     Paper (P) or
 Exhibit No.      Description                                     Electronic (E)
--------------    -----------                                     --------------

5                 Legality Opinion of Cadwalader, Wickersham            (E)
                  & Taft LLP, dated as of July 19, 2007.

8                 Tax Opinion of Cadwalader, Wickersham &               (E)
                  Taft LLP, dated as of July 19, 2007
                  (included as part of Exhibit 5).

23                Consent of Cadwalader, Wickersham & Taft              (E)
                  LLP (included as part of Exhibit 5).